UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 5, 2014

AMBASSADORS GROUP, INC.

Delaware	No. 0-33347	91-1957010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Dwight D. Eisenhower Building, 2001 S Flint Road, Spokane, WA 99224
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code
(509) 568-7800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

On September 5, 2014, Ambassadors Group, Inc. (the “Company”) entered into and consummated a Stock Purchase Agreement with GradeSaver, LLC, pursuant to which the Company disposed of all of the outstanding shares of its wholly-owned subsidiary BookRags, Inc.  The total consideration paid to the Company for its shares was $5,000,000, subject to a $400,000 escrow arrangement to secure the Company’s indemnification obligations under the Stock Purchase Agreement.

Under the Stock Purchase Agreement, the Company agreed to indemnify GradeSaver, LLC and certain related parties for any inaccuracies in representations and breaches of warranties and covenants made under the Stock Purchase Agreement and certain ancillary agreements.  The representations, warranties and covenants generally expire in 18 months, with certain representations, warranties and covenants, including those relating to capitalization, title to shares, broker fees, taxes, proprietary rights and certain employment matters, among other things, expiring after longer periods or continuing indefinitely, depending on the term.  The representations, warranties and covenants made in the Stock Purchase Agreement are of the sort typical for transactions of this type.  Reference should be made to the Stock Purchase Agreement regarding those provisions and all other provisions for a complete understanding of the transaction.

The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Stock Purchase Agreement has been included to provide investors with information regarding its terms.  It is not intended to provide any other factual information about the Company or BookRags, Inc.  The representations, warranties and covenants contained in the Stock Purchase Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Stock Purchase Agreement and may be subject to limitations agreed upon by the parties, including qualification by confidential disclosures exchanged between the parties.  The representations and warranties have been made for the purposes of allocating contractual risk between the parties to the Stock Purchase Agreement and not necessarily establishing such matters as facts, and are subject to contractual standards of “materiality” and “material adverse effect” applicable to the contracting parties that differ from those applicable to investors or under applicable securities laws.  Investors are not third party beneficiaries under the Stock Purchase Agreement.

Item 2.01  Completion of Acquisition or Disposition of Assets

On September 5, 2014, the Company consummated the transactions described by the Stock Purchase Agreement.  The information regarding the Stock Purchase Agreement set forth under Item 1.01 is incorporated by reference into this Item 2.01.

Item 2.05   Costs Associated with Exit or Disposal Activities

As disclosed in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2014, during the third quarter of 2013, we initiated a corporate restructuring plan aimed at streamlining our cost structure and focusing our business on core Student Ambassador Programs in order to promote the long-term health of the organization.  The disposition of BookRags, Inc. on September 5, 2014 was appropriate given the Company’s focus on core operations, and the Company expects to incur certain exit costs and expenses as a result of such disposition.  These amounts are currently estimated to total approximately $1.0 million in pre-tax cash charges, and will be recorded in the Company’s consolidated financial statements during the third quarter of 2014.  The following reflects the estimated amounts of exit cost types on a pre-tax basis:

●	Employee-related separation costs: approximately $0.3 million

●	Estimated costs of professional services and related sales costs: approximately $0.5 million

●	Contract termination and other costs: approximately $0.2 million

Special Note Regarding Forward-Looking Statements

Statements contained in this current report that are not historical in nature are forward-looking statements. These forward-looking statements contain, without limitation, all statements that relate to expectations concerning matters that may or might occur in the future, and include all statements in this current report that are not historical facts.  Words such as “expects”, “expected to be”, “estimated” and similar expressions or future or conditional verbs such as “will” or “may” are intended to identify forward-looking statements.  These forward-looking statements reflect our beliefs or current expectations with respect to, among other things, the Company’s charges, payments and timing of such charges and payments and the ability of the Company and its business partners to deliver under their respective agreements.

Forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from anticipated results.  These risks and uncertainties include the factors set forth in Item 1A of the Company’s 2013 Annual Report on Form 10-K and other factors as may be identified from time to time in our filings with the SEC or in our press releases.  All forward-looking statements are expressly qualified in their entirety by these factors and all related cautionary statements.  We do not undertake any obligation to update any forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information

An unaudited pro forma balance sheet for the Company as of June 30, 2014 and unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2014 and 2013, as well as the twelve months ended December 31, 2013 and 2012, each of which give effect to the disposition described in Item 2.01, are attached hereto as Exhibit 99.1 and are incorporated by reference to this Item 9.01. The unaudited pro forma results do not purport to reflect the Company’s financial position and results of operations had the dispositions occurred on the dates as indicated above. Further, these financial statements are not necessarily indicative of the Company’s future financial position and future results of operations and should be read in conjunction with the historical financial statements of the Company included in its Annual Report on Form 10-K for the year ended December 31, 2013, and its Quarterly Report on Form 10-Q for the six months ended June 30, 2014.

(d) Exhibits

Exhibit 10.1 – Stock Purchase Agreement dated September 5, 2014 by and between the Company and GradeSaver, LLC

Exhibit 99.1 – Unaudited Pro Forma Condensed Consolidated Financial Statements*

*This Exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

                        SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AM AMBASSADORS GROUP, INC.

Date: September 11, 2014	By: By:	/s/	Philip B. Livingston
ChJ. Philip B. Livingston Chief Executive Officer, Chief Financial Officer (Principal ExecutiveFinancial Officer)

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Stock Purchase Agreement dated September 5, 2014.
99.1	Unaudited Pro Forma Financial Statements